SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 FORM 8-K / A-1

                              Amendment Number 1 to

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934

                        December 30, 1998 (Revised Date)
                                 Date of Report
                        (January 8, 1999 - Original Date)
                        (Date of Earliest Event Reported)


                             EcoScience Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



                      0-19746                          04-2912632
             (Commission File Number)        (I.R.S. Employer I.D. Number)



                    10 Alvin Court, East Brunswick, NJ 08816
          (Address of Principal Executive Offices, Including Zip Code)

                                  732-432-8200
                         (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
                         (Former Name or Former Address,
                          if Changed since Last Report)

EcoScience Corporation ("EcoScience" or the "Company" or the "Registrant") hereby amends its Current Report on Form 8-K dated December 30, 1998 (revised and corrected date; originally dated January 8, 1999) to add the following information:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired:

          The following financial statements are incorporated by reference herein and are set forth in Exhibit 99.1:

          Combined financial statements for Village Farms of Texas, L.P.; Pocono Village Farms, L.P.; Village Farms of Marfa, L.P. and Village Farms of Buffalo, L.P. consisting of:

          o    Report of Independent Public Accountants.

          o Combined Balance Sheets as of December 29, 1996, December 28, 1997 and September 27, 1998 (Unaudited)

          o Combined Statements of Operations for the Period from Inception through December 29, 1996, the 52 Weeks Ended December 28, 1997, and the 39 Weeks Ended September 28, 1997 and September 27, 1998 (Unaudited)

          o Combined Statements of Partners' Capital for the Period from Inception through December 29, 1996, the 52 Weeks Ended December 28, 1997, and the 39 Weeks Ended September 28, 1997 and September 27, 1998 (Unaudited)

          o Combined Statements of Cash Flows for the Period from Inception through December 29, 1996, the 52 Weeks Ended December 28, 1997, and the 39 Weeks Ended September 28, 1997 and September 27, 1998 (Unaudited)

          o    Notes to Combined Financial Statements.

     (b)  Pro Forma Financial Information:

          The following Unaudited Pro Forma Condensed Consolidated Financial Information of EcoScience is incorporated by reference herein and is set forth in Exhibit 99.2:

          Unaudited Pro Forma Condensed Consolidated Financial Information consisting of:

          (1) Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information;

          (2) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998;

          (3) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 1998;

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

          (4) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended September 30, 1998;

          (5) Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.



(b)  Exhibits

Exhibit
Number    Description of Exhibit
------    ----------------------

23        Consent of Arthur Andersen L.L.P. *

99.1 Combined Financial Statements for Village Farms of Texas, L.P.; Pocono Village Farms, L.P.; Village Farms of Marfa, L.P.; and Village Farms of Buffalo, L.P. as of December 29, 1996, December 28, 1997, and September 27, 1998 (Unaudited) and for the Periods from Inception through December 29, 1996, the 52 Weeks Ended December 28, 1997, and the 39 Weeks Ended September 28, 1997 (Unaudited) and September 27, 1998 (Unaudited) including a Report of Independent Public Accountants.*

99.2 Unaudited Pro Forma Condensed Consolidated Financial Information * consisting of:

          (1) Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information;

          (2) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998;

          (3) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 1998;

          (4) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended September 30, 1998;

          (5) Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

*    Filed herewith.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ECOSCIENCE CORPORATION


Date:    March 15, 1999                       By: /s/ Harold A. Joannidi
                                                    -----------------------
                                                    Harold A. Joannidi
                                                    Vice President of Compliance
                                                    (Chief Accounting Officer)


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




                             ECOSCIENCE CORPORATION
                                  EXHIBIT INDEX




Exhibit
Number                Description of Exhibit

23        Consent of Arthur Andersen L.L.P.

99.1 Combined Financial Statements for Village Farms of Texas, L.P.; Pocono Village Farms, L.P.; Village Farms of Marfa, L.P.; and Village Farms of Buffalo, L.P. as of December 29, 1996, December 28, 1997, and September 27, 1998 (Unaudited) and for the Periods from Inception through December 29, 1996, the 52 Weeks Ended December 28, 1997, and the 39 Weeks Ended September 28, 1997 (Unaudited) and September 27, 1998 (Unaudited) including a Report of Independent Public Accountants.

99.2 Unaudited Pro Forma Condensed Consolidated Financial Information consisting of:

          (1) Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information;

          (2) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998;

          (3) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 1998;

          (4) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended September 30, 1998;

          (5) Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

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